UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 24, 2004

NORTHLAND CRANBERRIES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16130	39-1583759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2930 Industrial Street, P.O. Box 8020, Wisconsin Rapids, Wisconsin 54495-8020
(Address of principal executive offices, including zip code)

(715) 424-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

                        On September 24, 2004, Northland Cranberries, Inc. (the “Company”) issued a press release announcing (i) the sale of its receiving, freezing and concentrate plant in Wisconsin Rapids and its raw cranberry inventory to Ocean Spray Cranberries, Inc. (“Ocean Spray”), and (ii) that Ocean Spray paid a non-refundable $5 million fee exchange for the right to purchase up to 14 of the Company’s 17 cranberry marshes.

                        Further information is included in the Company’s press release filed as Exhibit 99.1 to this report and incorporated herein by reference. The Company will file a Current Report under Item 1.01 (Entry into a Material Definitive Agreement) by September 29, 2004.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(99.1)	Press Release of Northland Cranberries, Inc., dated September 24, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHLAND CRANBERRIES, INC.
Date: September 27, 2004	By:	/s/ Nigel J. Cooper
Nigel J. Cooper Vice President - Finance

NORTHLAND CRANBERRIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Press Release of Northland Cranberries, Inc., dated September 24, 2004.

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